UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 7, 2007

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT		59718
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(406) 522-4200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not Applicable.

(b)           Not Applicable.

(c)           Not Applicable.

(d)           Not Applicable.

(e)           On June 7, 2007, at the 2007 Annual Meeting of Stockholders of RightNow Technologies, Inc. (the “Company”), the Company’s stockholders (i) approved an amendment to the RightNow Technologies, Inc. 2004 Equity Incentive Plan (the “Plan”) to provide for automatic annual stock option grants to the Company’s lead independent director; and (ii) re-approved the Plan, as so amended, for the purpose of preserving the Company’s ability to deduct compensation that qualifies as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986.  The amendment to the director automatic option grant program of the Plan was previously approved by the Company’s Board of Directors (“Board”), subject to such stockholder approval.  The Plan itself was originally approved by the Company’s Board and stockholders in 2004, before the Company’s initial public offering, and it became effective on August 4, 2004.  The Plan permits grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other stock-based awards (collectively, “Awards”) to the Company’s employees, officers, directors, consultants and independent contractors.  The Plan also contains an automatic option grant program, pursuant to which non-employee Board members receive automatic option grants.  Except with respect to the automatic option grant program, the administration of which is self-executing, the Company’s Board and Compensation Committee (“Committee”) have the authority to select the individuals to whom Awards are granted and to determine the type of Award as well as the amount, terms and conditions (including vesting and any acceleration of vesting) of each Award under the Plan, subject to the express limitations and other provisions of the Plan.  A summary description of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2007 in connection with the Annual Meeting of Stockholders held on June 7, 2007.

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting, retaining and providing incentives to the Company’s employees, officers, directors, consultants and independent contractors.  As a result of the approval by the Company’s stockholders of the amendment to the Plan, the Company’s lead independent director, if he or she has not received an initial Board election grant during the same calendar year, shall automatically be granted on the date of each annual stockholders’ meeting an additional immediately exercisable option to purchase 1,000 shares of the Company’s common stock (“Common Stock”), at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant and with a term of 10 years following the date of grant.  The Company’s Board believed that it was necessary to make such an amendment to the Plan in order to retain the service of the Company’s lead independent director in such a capacity.

A total of 6,500,000 shares of Common Stock have been reserved for issuance under the Plan, but the number of shares of Common Stock reserved under the Plan will automatically increase, on the first day of each year, in an amount equal to the lesser of (a) 1,000,000 shares; or (b) 4% of the number of shares of Common Stock outstanding on the last day of the preceding year; or (c) such lesser number as determined by the Board.  This automatic increase in authorized shares shall expire and be of no further effect on December 31, 2014, unless the Company’s stockholders approve additional incremental share allocations.  In order to meet the requirements of Section 162(m), the Plan contains a limit of 1,000,000 shares on the maximum number of shares of Common Stock that may be granted to an individual in any calendar year, subject to adjustment as described in the Plan.  The shares of Common Stock issuable under the Plan may be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock that the Company acquires.  The securities issued or issuable under the Plan have been registered on one or more registration statements on Form S-8 under the Securities Act of 1933.

The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events.  If any Award terminates or is forfeited without having been exercised, the shares of Common Stock subject to such Award will again be available for granting under the Plan.  In addition, if any shares of Common Stock are surrendered in payment of the exercise price of a granted Award, or in connection with the satisfaction of tax obligations relating to a granted Award, those shares will again be available for grants of Awards under the Plan, except that shares surrendered in connection with satisfying tax obligations will not be available for future grants of incentive stock options.  The Plan also contains certain limits with respect to the terms of different types of Awards and with respect to the number of shares subject to Awards that can be granted to a participant during any year.  The vesting of stock options granted to the Company’s executive officers is subject to acceleration upon the occurrence of certain events such as a change in the Company’s ownership or control.

Under the automatic option grant program, each non-employee member of the Board, upon his or her appointment or initial election to the Board, is automatically granted an initial option to purchase 30,000 shares of Common Stock.  Each such option becomes exercisable in twelve installments of 2,500 shares every three months from the date of grant.  In addition, on the date of each annual stockholders’ meeting, each non-employee member of the Board who has not received an initial grant during the same calendar year is automatically granted an immediately exercisable option to purchase 15,000 shares of Common Stock, and each committee chair who has not received an initial grant during the same calendar year is automatically granted an additional immediately exercisable option to purchase 5,000 shares of Common Stock.  The Company’s lead independent director, if he or she has not received an initial grant during the same calendar year, will automatically be granted on the date of each annual stockholders’ meeting an additional immediately exercisable option to purchase 1,000 shares of Common Stock.  Options granted automatically to the non-employee members of the Board have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and are exercisable for 10 years following the date of grant.

Unless terminated sooner by the Board or extended with stockholder approval, the Plan will terminate on the tenth anniversary of its effective date.  The Board may from time to time, amend, alter, suspend, discontinue or terminate the Plan, subject, in certain circumstances, to stockholder approval.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit No. 10.26 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Not Applicable.

(b)           Pro Forma Financial Information.

Not Applicable.

(c)           Shell Company Transactions.

Not Applicable.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.26*	2004 Equity Incentive Plan, as amended June 7, 2007.

10.27*

Forms of Notice of Grant of Stock Options and Stock Option Agreements. Incorporated by reference to Exhibits 10.13, 10.14 and 10.15 to the Company’s Annual Report on Form 10-K (File No. 000-31321) filed on March 31, 2005.

10.28*

Form of Incentive Stock Option Agreement. Incorporated by reference to Exhibit 10.20 from the Company’s quarterly report on Form 10-Q (File No. 000-31321) filed with the Securities and Exchange Commission on May 10, 2006.

10.29*

Form of Non-Incentive Stock Option Agreement. Incorporated by reference to Exhibit 10.21 from the Company’s quarterly report on Form 10-Q (File No. 000-31321) filed with the Securities and Exchange Commission on May 10, 2006.

*Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: June 13, 2007	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen
Chief Financial Officer, Vice President,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.26*	2004 Equity Incentive Plan, as amended June 7, 2007.

10.27*

Forms of Notice of Grant of Stock Options and Stock Option Agreements. Incorporated by reference to Exhibits 10.13, 10.14 and 10.15 to the Company’s Annual Report on Form 10-K (File No. 000-31321) filed on March 31, 2005.

10.28*

Form of Incentive Stock Option Agreement. Incorporated by reference to Exhibit 10.20 from the Company’s quarterly report on Form 10-Q (File No. 000-31321) filed with the Securities and Exchange Commission on May 10, 2006.

10.29*

Form of Non-Incentive Stock Option Agreement. Incorporated by reference to Exhibit 10.21 from the Company’s quarterly report on Form 10-Q (File No. 000-31321) filed with the Securities and Exchange Commission on May 10, 2006.

*Denotes management contract or compensatory plan or arrangement.